Exhibit 99.1 INVESTOR PRESENTATION

DISCLAIMERS Forward Looking Statements Certain statements in this presentation and that may be made in meetings are forward‐looking statements. Forward‐looking statements are based on VICI Properties Inc.’s (“VICI or the “Company”) current plans, expectations and projections about future events and are not guarantees of future performance. These statements can be identified by the fact that they do not relate to strictly historical and current facts and by the use of the words such as "expects", "plans", "opportunities" and similar words and variations thereof. Although the Company believes that the expectations reflected in such forward‐looking statements are based on reasonable assumptions, its results, performance and achievements could differ materially from those expressed in or by the forward‐looking statements and may be affected by a variety of risks and other factors including, among others: risks that the pending acquisitions of the casino-entitled land and real estate and related assets of JACK Cleveland Casino and JACK Thistledown Racino (“JACK Cleveland/Thistledown”), the portfolio of three regional casinos (the “Century Portfolio”) from Eldorado Resorts, Inc. (“Eldorado”) and/or the purchase of three Harrah’s-branded casinos (the “MTA Properties”) pursuant to the transactions described in the Master Transaction Agreement entered into by the Company and Eldorado (the “Eldorado Transaction”) may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents for the pending acquisitions, including the ability to receive, or delays in obtaining, the regulatory and other approvals and/or consents required to consummate the transactions; the terms on which the Company finances the pending transactions, including the source of funds used to finance such transactions; disruptions to the real property and operations of the Century Portfolio, the MTA Properties and/or JACK Cleveland/Thistledown during the pendency of the closings; risks that the Company may not achieve the benefits contemplated by our pending and recently completed acquisitions of real estate assets (including any expected accretion or the amount of any future rent payments); risks that not all potential risks and liabilities have been identified in the due diligence for our pending and recently completed transactions; the Company's dependence on affiliates of Caesars Entertainment Corporation (“Caesars”), Penn National Gaming, Inc. (“Penn”) and Seminole Hard Rock Entertainment, Inc. (“Hard Rock”) (and, following the completion of our pending transactions, Caesars, Eldorado, Penn, Hard Rock, Century Casinos, Inc. (“Century”) and JACK Entertainment LLC (“JACK Entertainment”) respectively) as tenants of all of its properties and Caesars, Penn and Hard Rock (and, following the completion of our pending transactions, Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment) or their affiliates as guarantors of the relevant lease payments, and the consequences of any material adverse effect on their respective businesses could have on the Company; the Company's dependence on the gaming industry; the Company's ability to pursue its business and growth strategies may be limited by its substantial debt service requirements and by the requirement that the Company distribute 90% of its real estate investment trust (“REIT”) taxable income in order to qualify for taxation as a REIT and that the Company distribute 100% of its REIT taxable income in order to avoid current entity level U.S. Federal income taxes; the impact of extensive regulation from gaming and other regulatory authorities; the ability of the Company's tenants to obtain and maintain regulatory approvals in connection with the operation of the Company's properties; the possibility that the Company’s tenants may choose not to renew their lease agreements with the Company following the initial or subsequent terms of the leases; restrictions on the Company's ability to sell its properties subject to the lease agreements; the Company's indebtedness and ability to service and refinance such indebtedness; the Company's historical and pro forma financial information may not be reliable indicators of its future results of operations and financial condition; limits on the Company's operational and financial flexibility imposed by its debt agreements; and the possibility the Company's separation from Caesars Entertainment Operating Company, Inc. fails to qualify as a tax‐free spin‐off, which could subject the Company to significant tax liabilities. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018, Quarterly Reports on Form 10‐Q and the Company’s other filings with the U.S. Securities and Exchange Commission (“SEC”). The Company does not undertake any obligation to update or revise any forward‐looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment Information The Company makes no representation as to the accuracy or completeness of the information regarding Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation. The historical audited and unaudited financial statements of Caesars, as the parent and guarantor of CEOC, LLC (“CEOC”), the Company's significant lessee, have been filed with the SEC. Certain financial and other information for Caesars, Eldorado, Penn, Hard Rock, Century and JACK Entertainment included in this presentation have been derived from their respective filings, if and as applicable, and other publicly available presentations and press releases. While we believe this information to be reliable, we have not independently investigated or verified such data. Market and Industry Data This presentation contains estimates and information concerning the Company's industry, including market position, rent growth and rent coverage of the Company's peers, that are based on industry publications, reports and peer company public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes reference to Funds From Operations (“FFO”), FFO per share, Adjusted Funds From Operations (“AFFO”), AFFO per share, and Adjusted EBITDA, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non-GAAP financial measures and should not be construed as alternatives to net income or as an indicator of operating performance (as determined in accordance with GAAP). We believe FFO, AFFO and Adjusted EBITDA provide a meaningful perspective of the underlying operating performance of our business. For additional information regarding these non-GAAP financial measures see “Definitions of Non-GAAP Financial Measures” included in the Appendix at the end of this presentation. Financial Data Financial information provided herein is as of September 30, 2019 unless otherwise indicated. Published November 4, 2019. 2

VICI IS THE NEXT GENERATION EXPERIENTIAL REAL ESTATE COMPANY MISSION TO BE AMERICA’S MOST DYNAMIC LEISURE & HOSPITALITY EXPERIENTIAL REAL ESTATE COMPANY VISION WE SEEK TO BE THE REAL ESTATE PARTNER OF CHOICE FOR THE LEADING CREATORS & OPERATORS OF PLACE -BASED, SCALED LEISURE & HOSPITALITY EXPERIENCES WE SEEK TO LEASE PROPERTIES TO TENANTS WITH MARKET - LEADING RELATIONSHIPS WITH HIGH VALUE CONSUMERS OF LEISURE & HOSPITALITY 3

VICI PROVIDES THE OPTIMAL COMBINATION OF: ✓ Sector Revenue Stability Across All Cycles ✓ Long-term Leases Backed by ✓ In-Place Corporate Rent Acquisition Coverage Opportunities ✓ Potential & Credibility for Substantial Non-Gaming Growth ✓ $16.5bn of Activity Since Emergence1 ✓ Fully Internalized Governance & Management 1. Represents $6,736 million of closed or announced acquisitions ($1,136 million for Harrah’s Las Vegas, $590 million for Octavius Tower and Harrah’s Philadelphia, $261 million for Margaritaville Bossier City, $700 million for the Greektown Casino- Hotel, $558 million for JACK Cincinnati, $278 million for the Century Portfolio, $3,213 million for the MTA Properties, as well as the Non-CPLV, CPLV and HLV lease amendments and $843 million for JACK Cleveland/Thistledown), $2,600 million secured debt facilities closed in December 2017, $1,000 million of equity private placement raised in December 2017, $1,392 million of initial public offering of equity raised in February 2018, $725 million of equity raised in November 2018, $128 million of equity raised under ATM in Q1 2019, $600 million of increased availability under our existing revolving credit facility closed in May 2019 and $2,473 million of equity raised in June 2019. 4

1Portfolio Income: Character & Quality 5

FUNDAMENTAL ADVANTAGES OF OUR EXPERIENTIAL AND GAMING REAL ESTATE PORTFOLIO Diversified High Barriers to State & Local 1 Triple Net REIT 2 Revenue Streams 3 Entry Given 4 Incentives to with 100% from Gaming, Legislative & Ensure Casinos Occupancy F&B, Retail and Regulatory Thrive Entertainment Controls Regional Gaming Lack of Near Cash Flows Show 5 Tenant Financial 6 7 Term Supply 8 Transparent Low Volatility Transparency & Growth in Highly Growth Pipeline Through All Strength Desirable Las Cycles, Including Vegas Market Financial Crisis 6

INCOME FOUNDATION: STRENGTH OF OUR TENANTS – COMBINED CAESARS AND ELDORADO[1]

Caesars and Eldorado Strategic Combination

- On June 24, 2019, Eldorado Resorts, Inc. (NASDAQ: ERI) ("Eldorado") announced the acquisition of Caesars Entertainment Corporation (NASDAQ: CZR) ("Caesars") (the "Eldorado/Caesars Combination")
- The transformational strategic combination of Caesars and Eldorado will create the largest owner and operator of U.S. gaming assets and the preeminent diversified gaming and entertainment company with an unrivaled domestic footprint across 16 states and best-in-class leadership
- ERI has publicly targeted ~$500 million of year 1 synergies with potential for longer-term upside[2]
- The combined company will retain the Caesars name to capitalize on the value of the iconic global brand and will continue to trade on the NASDAQ

Combined Portfolio Highlights

~60 Properties	~300 F&B Outlets	~51,000 Hotel Rooms
~4mm Gaming Sq. Ft.	~4,000 Table Games	~71,000 Slot Machines

Expanded Caesars Rewards

Combined Caesars Rewards and Eldorado Loyalty Club Will Create the Largest Global Gaming Database

~55mm Caesars Rewards Members + **~10mm** Eldorado Loyalty Club Members

Focus on Operational Excellence

Eldorado Leadership Will Deliver Operational Improvements By Empowering Property-Level Management

- ✓ New Entrepreneurial Vigor
- ✓ Decentralized Management with Customer Focus
- ✓ "Best Athlete" Mentality on Talent
- ✓ Proven Track Record of Achieving Synergies
- ✓ Combined Cost Discipline with Revenue Management

VICI

Source: Eldorado public filings
1. The Eldorado/Caesars Combination is pending completion, subject to closing conditions and regulatory approvals. VICI can provide no assurances that the pending Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.
2. We have not independently verified this information and present it in accordance with ERI's public statements.

7

INCOME FOUNDATION: STRENGTH OF OUR TENANTS – PENN, HARD ROCK, CENTURY CASINOS[1] & JACK ENTERTAINMENT[2]

Penn National

Penn National Gaming (NASDAQ: PENN) is the largest U.S. regional gaming operator with a leading portfolio of regional assets

40 Properties in 18 Jurisdictions Across the U.S.

193 F&B Locations

49,400 Gaming Machines

1,200 Table Games

8,800 Hotel Rooms

35,000+ Employees



Greektown



Margaritaville

Hard Rock

Founded in 1971, Hard Rock has developed a leading global presence and is one of the world's most recognized brands

245 Branded Hard Rock Venues in 75 Countries

12 Casinos

22,800 Gaming Positions

~16,200 Hotel Rooms in 27 Hotels

40,000 System Wide Employees



JACK Cincinnati

(Rebranded Hard Rock Cincinnati in early 2020)

Century Casinos [1]

Founded in 1992, Century is an international gaming company that develops, owns, and operates small to mid-sized casinos in mid-tier markets

15 Casinos

6 Casinos Operated on Cruise Ships

4,285 Slot Machines

187 Table Games



Isle Casino Cape Girardeau



Lady Luck Casino Caruthersville



Mountaineer Casino

JACK Entertainment [2]

JACK Entertainment is a regional gaming company that is part of the Rock Ventures Family of Companies, currently controlled by Dan Gilbert and affiliates, focused on the development and operation of gaming facilities in the Ohio market

Rock Ventures also owns Quicken Loans, Bedrock & the Cleveland Cavaliers and employs nearly 4,500 team members



JACK Cleveland Casino



JACK Thistledown Racino

VICI

Source: Penn and Century public filings, Hard Rock and JACK Entertainment website. We have not independently verified this data and are presenting it in accordance with each company's respective public disclosure.

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frame contemplated, or at all.

1. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio.
2. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.

8

INCOME DURABILITY THROUGHOUT ECONOMIC CYCLES Gaming Revenue: 50% Less Volatile than S&P 500 Revenue… 300% Peak-to-trough: 250% Gambling -9% Retail -11% S&P Sales -18% 200% 150% 100% Casino Gambling PCE 1 Retail & Food Service Sales S&P 500 Revenue/Share 50% Q498 Q400 Q402 Q404 Q406 Q408 Q410 Q412 Q414 Q416 With Demonstrated Durability in Regional Markets And Unwavering Demand in Las Vegas 3 2 Core Commercial Annual Gaming Revenues 100.0% 96.1% 96.8% 18.5 2017: $18.3bn 94.6% 2007 Peak: $18.0bn 95.0% 92.0% 90.6% 90.7% 91.1% 89.9% 88.9% 89.2% 88.4% 88.2% 87.3% 18.0 90.0% 86.6% 85.0% 17.5 ($bn) Peak to Trough: -3.9% 80.0% 2017 vs Peak: +1.9% 17.0 2009-17 Change in: 2009 Trough: Revenues: +$1.0bn 2017 vs Trough: +6.0% 75.0% $17.3bn Investment: +$1.7bn 2009-17 CAGR: +0.7% 70.0% 16.5 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2007 2009 2011 2013 2015 2017 Las Vegas Strip Occupancy Source: Haver Analytics, Goldman Sachs Global Investment Research, published February 26, 2018; State Gaming Boards, UNLV, Credit Suisse. Credit Suisse Research, Published September 11, 2018; company filings 1. Refers to the Personal Consumption Expenditures as defined and reported by the U.S. Bureau of Economic Analysis. 2. Core regional markets focus on more mature and representative commercial regional gaming markets, adjusted for adjacent new supply, cannibalization between markets; and excluding genuinely additive supply and destination markets. 3. Represents average occupancy percentage of Wynn, Las Vegas Sands and MGM Las Vegas properties per company filings. 9

INCOME MAGNITUDE AND VALUE 2015 – 2018 Single-Asset Real Estate Transactions with NOI > $70 Million NOI ($MM) 120 245 Park Ave, NYC 100 Fashion Show, LV 1 1095 Sixth Ave, NYC MGM National Harbor, MD 787 Seventh Ave, NYC Worldwide Plaza, NYC1 1 Harrah’s Las Vegas 80 10 Hudson Yards, NYC 1285 Sixth Ave, NYC 1515 Broadway, NYC 1 1 1 1211 Sixth Ave, NYC 50 Northern Ave, Boston 60 Select Las Vegas Strip Sales & Financings • The Shops at Crystals sold in 2016 at a 4.5% cap rate • Town Square Las Vegas sold in 2017 at a 5.3% cap rate • The Grand Canal Shoppes mortgage debt was refinanced in 2019 at an appraised cap rate of 4.5% 40 0% 3% 6% 9% Cap Rate (%) Circle sizes represent relative asset value Source: Real Capital Analytics (RCA) 1. Transaction was for a stake in the property; bubble represents the implied price of 100% interest. 10

TRIPLE NET INCOME FLOW THROUGH & TRANSPARENCY Transparency & Integrity of Triple Net AFFO Multiple & Payout Ratio1 18E AFFOx 18E Payout 18E Payout 18E AFFOx Delta Delta Incl. Redev. Ratio Ratio Incl. Redev. Subsector Triple Net 16.2x 16.3x 0% 83% 83% 0% Single Family 29.0x 30.0x 4% 43% 45% 2% Apartment 21.9x 23.5x 7% 70% 75% 5% Healthcare 16.4x 18.4x 12% 75% 83% 8% Malls 16.7x 18.8x 12% 93% 104% 10% Strip Center 13.8x 16.0x 16% 88% 102% 14% Office 29.4x 37.8x 29% 80% 104% 24% Simple Average 19.9x 24.5x 23% 78.7% 95.5% 16.8% Mkt Cap Wtd. 20.4x 22.7x 11% 77.9% 86.2% 8.3% Triple Net AFFO Yield2 Represents True Free Cash Flow Yield 7.2% 6.2% 6.1% 6.1% 6.0% 6.3% 5.4% 5.3% 4.6% 4.3% 3.4% 3.3% 3.4% 2.6% Triple Net Single Family Apartment Healthcare Malls Strip Center Office AFFO Yield Source: Goldman Sachs Global Investment Research (September 2018) AFFO Yield – Incl. Redev. 1. Redevelopment categorized as capex that does not lead to incremental portfolio square footage. 2. AFFO Yield calculated as the inverse of the AFFO multiples above. 11

2Growth Opportunities

CLEARLY IDENTIFIED AND ACTIONABLE GROWTH

Broad Opportunities Across Identified and Other Experiential Real Estate Assets



# of Properties
19
5
8
+68% Increase in Number of Properties
32
6
38
GREEKTOWN CASINO-HOTEL
J·A·C·K· CINCINNATI CASINO
Harrah's PHILADELPHIA
Octavius Tower at Caesars Palace Las Vegas
Harrah's LAS VEGAS
J·A·C·K· CLEVELAND CASINO
J·A·C·K· THISTLEDOWN RACINO
Harrah's NEW ORLEANS
Harrah's LAUGHLIN
Harrah's ATLANTIC CITY
isle CAPE GIRARDEAU
MOUNTAINEER CASINO
INDIANA GRAND RACING · CASINO
HOOSIER PARK RACING · CASINO
CAESARS FORUM
BALLY'S LAS VEGAS
Paris
Flamingo
THE LINQ
ph planet hollywood
HORSESHOE CASINO · BALTIMORE
Initial Portfolio
HARVEYS
CAESARS
Harrah's
HORSESHOE CASINO
Completed Acquisitions
Pending Acquisitions¹
Pro Forma Announced Acquisitions
Put/Call² and ROFR Assets³
Total Identified Potential Portfolio
Potential Third-Party Gaming Assets
Potential Other Leisure, Hospitality and Entertainment Assets

Clear Pipeline for Growth + Other Gaming Assets + Other Leisure, Hospitality and Entertainment Assets

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

1. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio. On June 24, 2019, the Company announced that it will enter into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the MTA Properties; subsequently, on September 26, 2019, the Company announced that it had entered into Purchase and Sale Agreements with respect to the MTA Properties. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.
2. The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024. The put option on the Caesars Forum Convention Center can be exercised between January 1, 2024 and December 31, 2024 at 13.0x. The call option on the Caesars Forum Convention Center can be exercised between January 1, 2027 and December 31, 2027 at 13.0x.
3. The ROFRs are subject to the consummation of the Eldorado/Caesars Combination. The combined Eldorado/Caesars entity will not have a contractual obligation to sell the properties, nor will the Company have an obligation to buy such properties, subject to the ROFRs. The combined Eldorado/Caesars entity will make an independent financial decision regarding whether to trigger these ROFRs and the Company will make an independent financial decision whether to purchase the properties. With respect to the ROFR assets in Las Vegas, the first will be selected among the following: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be one of the previous four plus the LINQ Hotel & Casino. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars.

VICI

13

SUBSTANTIAL EMBEDDED RENT & AFFO GROWTH

Identified Acquisition Pipeline Provides Significant Rent Growth


($ in millions)
Contingent and Conditional Upon Closing
Subject to the Closing of the Eldorado/Caesars Combination
Contingent on Combined Eldorado/Caesars Portfolio Strategy
Illustrative Rent Growth: ~38%
$907
$25
$66
$253
$1,251
Non-CPLV, CPLV and HLV Lease Amendments
Pro Forma Annual Run-Rate Rent as of 9/30/19
Century Portfolio (Expected Close Q4 2019)
JACK Cleveland /Thistledown (Expected Close Q1 2020)
Eldorado Transaction (Expected Close H1 2020)
Total Rent Including Pending Acquisitions
Illustrative Rent from Put/Call Options [1]
Illustrative Rent from ROFRs [2]
Illustrative Rent from Prospective Gaming Opportunities

Ability to Generate Highly Attractive Internal AFFO Growth

Reinvested Free Cash Flow[3]	+	Same-Store Lease Escalation[4]	=	Internal AFFO Growth
~2-2.5%		~2%		~4-4.5%

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

1. The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024. The put option on the Caesars Forum Convention Center can be exercised between January 1, 2024 and December 31, 2024 at 13.0x. The call option on the Caesars Forum Convention Center can be exercised between January 1, 2027 and December 31, 2027 at 13.0x.
2. The ROFRs are subject to the consummation of the Eldorado/Caesars Combination. The combined Eldorado/Caesars entity will not have a contractual obligation to sell the properties subject to the ROFRs. The combined Eldorado/Caesars entity will make an independent financial decision regarding whether to trigger the ROFRs and the Company will make an independent financial decision whether to purchase the applicable properties. The exercise of the ROFR over Horseshoe Baltimore is subject to any consent required from applicable joint venture partners of Caesars.
3. Assumes AFFO payout ratio of 75%, AFFO/share per midpoint of Company guidance on October 31, 2019, acquisition at cap rates of 7.5-8.5% on an assumed 5.5x leverage and illustrative debt costs of 5.5%.
4. Same-store lease escalation is pro forma for the completed close of the acquisition of the Octavius Tower at Caesars Palace Las Vegas, Harrah's Philadelphia (and associated lease modifications), Margaritaville Bossier City, Greektown Casino-Hotel and JACK Cincinnati, as well as the pending close of the acquisition of the Century Portfolio, the acquisition of the MTA Properties, the Non-CPLV, CPLV and HLV lease modifications in connection with the Eldorado Transaction and the acquisition of JACK Cleveland/Thistledown. Assumes illustrative debt / TEV of ~30-35%.

VICI

14

LAS VEGAS LAND PROVIDES OPPORTUNITY FOR FURTHER GROWTH Unrivaled Opportunity to Deepen the Strip at its Center Treasure Island Wynn VICI has a Put-Call Right Agreement The Mirage The Palazzo on 18 acres for the Caesars Forum Convention Center The Venetian MSG Sphere Caesars Harrah’s Caesars-owned 41 acres Palace The LINQ Flamingo Bally’s VICI-owned 27 acres of land that is part of the Non-CPLV lease Bellagio strategically located adjacent Paris to the LINQ and behind Planet Hollywood The Cosmopolitan Planet Hollywood VICI-owned 7 acres of Strip frontage The Shops at property at Caesars Crystals Palace; part of the CPLV lease ARIA and available for redevelopment Note: Map is illustrative and may not be shown exactly to scale. Denotes VICI’s ROFR properties, subject to the consummation of the Eldorado/Caesars Combination. 15

POTENTIAL NON-GAMING EXTERNAL GROWTH OPPORTUNITIES

Evaluating Growth Opportunities



Necessary Return Thresholds
Strategic & Economic Risk
Other
Non-Gaming Resorts
International Gaming Opportunities
Casino Acquisitions with Other Gaming Companies
Acquisition & Development Partnership with Existing Tenants

Disciplined M&A Approach

- Market Quality
- Asset Real Estate Quality
- Asset Income Quality
- Accretion



Size of Market (Revenues)
Recreation / Hospitality ($78bn)[1]
Fitness Centers ($34bn)
Concert Venues ($32bn)
Theme Parks ($18bn)
Movie Theatres ($17bn)
Spa / Wellness ($17bn)
Cultural ($15bn)
Sports Arenas ($9bn)[2]
Ski Resorts ($3bn)
How do you get there?
Walk
Mass Transit
Car
Airplane
How long do you stay there?
Minutes
Hour
Hours
Day
Days

VICI

Source: IBISWorld

1. Reflects Bars and Nightclubs ($26bn), Golf Courses ($24bn), Golf Driving Ranges & Family Fun Centers ($13.5bn), Marinas ($5bn), Bowling ($4bn), Arcade & Entertainment Centers ($2bn), Pool Halls ($2bn), and Ice Skating Rinks ($0.9bn).
2. Reflects sports franchise ticket sales and concession revenues.

16

3Capability & Governance

RESULTS DRIVEN MANAGEMENT WITH $16.5BN OF ACTIVITY

VICI Has Accomplished A Meaningful Amount Since Emergence. . .

VICI at Formation[1]	
Number of Assets / Markets	19 / 11
Number of Tenants	1
% of Rent from Regional Markets	~74%
% of Rent from Caesars	100%
% of Rent Subject to Escalators in Year 2 of Lease	~26%
Net Leverage	8.4x
Acquisitions	-

October 6, 2017
VICI formed after successful completion of its spin-off from Caesars Entertainment

Q4 2017
~$1.1bn acquisition of Harrah's Las Vegas and sold undeveloped land to Caesars, refinanced and eliminated ~$3.7bn of debt reducing interest expense, ~$1.0bn equity private placement

Q1 2018
~$1.4bn upsized IPO with overallotment in 4th largest REIT IPO ever

Q2 2018
Announced $590mm acquisition of Harrah's Philadelphia & Octavius Tower and $261mm acquisition of Margaritaville

Q4 2018
Announced $700mm acquisition of Greektown and $725mm upsized first follow-on equity offering

YTD 2019
Announced and closed ~$558mm acquisition of JACK Cincinnati, announced $278mm pending acquisition of the Century Portfolio, ~$3.2bn pending Eldorado Transaction, ~$843mm pending acquisitions of JACK Cleveland/Thistledown, increased revolver capacity by $600mm and ~$2.5bn upsized follow-on equity offering



$1,136
$1,000
$717
2017
$1,551
$2,117
$852
2018
$4,893
$2,601
$1,251
YTD 2019
Acquisition Volume ($mm)
Equity Raised ($mm)
Run-Rate Ann. Rent ($mm)

Pro Forma for Pending Acquisitions[2]	
Number of Assets / Markets	32 / 18
Number of Tenants	5
% of Rent from Regional Markets[3]	~69%
% of Rent from:	
Caesars[4]	~83%
Penn	~6%
Hard Rock	~3%
Century	~2%
JACK Entertainment	~5%
% of Rent Subject to Escalators in Year 2 of Lease[5]	~97%
Net Leverage as of 9/30/2019	4.2x
Acquisitions	~$7.6 billion

. . . And With A Defined, In-Place Growth Plan, We Are Just Beginning

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

1. VICI at formation includes only initial base rent from CPLV (excluding Octavius Tower), Non-CPLV (excluding Harrah's Philadelphia) and Joliet leases.
2. Pro forma for the December 2018 lease modifications, acquisition of the Octavius Tower at Caesars Palace Las Vegas, Harrah's Philadelphia, Margaritaville Bossier City, Greektown Casino-Hotel and JACK Cincinnati, as well as the pending acquisitions of the Century Portfolio, the MTA Properties, the Non-CPLV, CPLV and HLV lease modifications and JACK Cleveland/Thistledown. The Company completed the acquisition of the real estate assets related to Octavius Tower on July 11, 2018, representing the consolidation of the portion of the remaining real estate of CPLV not previously owned by the Company.
3. Rent from regional markets includes initial base rent from Non-CPLV (including Harrah's Philadelphia), Margaritaville Bossier City, Greektown Casino-Hotel, JACK Cincinnati, as well as the pending acquisitions of the Century Portfolio, the MTA Properties and JACK Cleveland/Thistledown.
4. Rent from Caesars includes initial base rent from CPLV (including Octavius Tower), Non-CPLV (including Harrah's Philadelphia), Harrah's Las Vegas and the MTA Properties, as well as the Non-CPLV, CPLV and HLV lease modifications.
5. Rent subject to escalators in year 2 of lease includes the initial base rent from CPLV (excluding Octavius Tower), Non-CPLV (including Harrah's Philadelphia), Harrah's Las Vegas, Margaritaville Bossier City, Greektown Casino-Hotel, JACK Cincinnati and the pending acquisitions of the Century Portfolio, the MTA Properties, the Non-CPLV, CPLV and HLV lease modifications and JACK Cleveland/Thistledown.

VICI

18

PROVEN AND INDEPENDENT MANAGEMENT TEAM WITH EXPERTISE IN REAL ESTATE, GAMING & HOSPITALITY



EDWARD PITONIAK
Chief Executive Officer

- Former Vice Chairman, Realterm, private-equity leader in institutionalizing industrial real estate sub-asset classes
- Current Independent Director, Ritchie Brothers (NYSE: RBA)
- In 2014 became Managing Director, Acting CEO & Trustee of InnVest, Canada's largest hotel REIT. Became Chairman in 2015. REIT sold to Chinese buyer in 2016, producing 146% cumulative total return during period of leadership
- CEO of CHIP REIT, Canadian hotel REIT with average annual total return of 25% for 4 years. Sold to Canadian pension fund in late 2007, doubling value of the REIT over the 4 years
- SVP, Intrawest Resort Operations, then the world's largest ski resort operator/developer
- Received a BA from Amherst College



JOHN PAYNE
President and Chief Operating Officer

- Previously served as CEO of Caesars Entertainment Operating Company, Inc.
- Held multiple roles with Caesars during the course of his career including President of Central Markets and Partnership Development, President of Enterprise Shared Services, President of Central Division, and Atlantic City President
- Previously served as Gulf Coast Regional President of Caesars and Senior Vice President and General Manager of Harrah's New Orleans
- Received an MBA from Northwestern University and a BA from Duke University



DAVID KIESKE
EVP, Chief Financial Officer & Treasurer

- Previously served as Managing Director of Real Estate & Lodging Investment Banking Group at Wells Fargo Securities / Eastdil Secured with a focus on hospitality and leisure
- Worked in Real Estate & Lodging Investment Banking at Citigroup and Bank of America
- Served as Assistant Vice President & Corporate Controller at TriNet Corporate Realty Trust, a triple net single tenant office REIT listed on the NYSE
- Previously was a Senior Accountant at Deloitte & Touche as well as Novogradac & Co.
- Received an MBA from University of California Los Angeles and a BS from UC Davis



SAMANTHA GALLAGHER
EVP, General Counsel & Secretary

- Previously served as EVP, General Counsel and Secretary at First Potomac Realty Trust (NYSE: FPO), a REIT specializing in office and business park properties in the Washington, D.C. region
- Oversaw the negotiation and documentation pertaining to First Potomac Realty Trust's merger with Government Properties Income Trust (NASDAQ:GOV)
- Previously served as a Partner at Arnold & Porter LLP, Bass, Berry & Sims plc and Hogan Lovells US LLP with a focus on representing REITs and financial institutions in capital markets transactions, mergers and acquisitions, joint ventures and strategic investments
- Received a JD from Georgetown University Law Center and an AB from Princeton University

VICI

19

INDEPENDENT AND EXPERIENCED BOARD OF DIRECTORS[1]

✓ 0% PARENT/ TENANT COMPANY OWNERSHIP
✓ INDEPENDENT CHAIRMAN
✓ SEPARATION OF CHAIRMAN & CEO ROLE
✓ ANNUALLY ELECTED BOARD[2]



James Abrahamson*

AFFILIATIONS

BIOGRAPHY

- Chairman of Interstate Hotels & Resorts
- Previously served as Interstate's CEO from 2011 to March 2017
- Serves as an independent director at CorePoint Lodging and at BrightView Corporation



Diana Cantor

AFFILIATIONS

BIOGRAPHY

- Partner with Alternative Investment Management, LLC
- Vice Chairman of the Virginia Retirement System
- Served as an MD with New York Private Bank and Trust
- Serves as a director at Domino's Pizza, Inc. and Universal Corporation



Eric Hausler

AFFILIATIONS

BIOGRAPHY

- Previously served as CEO of Isle of Capri Casinos
- Previously served as ISLE's CFO from 2014 to 2016
- Served as an MD in Fixed Income Research, covering the gaming, lodging and leisure industries for Bear Stearns



Elizabeth Holland

AFFILIATIONS

BIOGRAPHY

- CEO of Abbell Associates, LLC
- Currently serves as an independent director of Federal Realty Investment Trust
- Serves on the Executive Board and the Board of Trustees of International Council of Shopping Centers



Craig Macnab

AFFILIATIONS

BIOGRAPHY

- Held the position of Chairman and CEO of National Retail Properties, Inc. from 2008 to April 2017
- Serves as an independent director of American Tower Corporation
- Previously served as director of Eclipsys Corporation from 2008 – 2014, DDR from 2013 – 2015, and Forest City from 2017 – 2018



Edward Pitoniak

AFFILIATIONS

BIOGRAPHY

- CEO of VICI Properties Inc.
- Previously served as Vice Chairman of Realterm
- Serves as an independent director of Ritchie Brother Auctioneers
- Served as Chairman of InnVest from 2015 – 2016



Michael Rumbolz

AFFILIATIONS

BIOGRAPHY

- President and CEO of Everi Holdings, Inc.
- Serves as an independent director of Seminole Hard Rock Entertainment, LLC.
- Previously served as Chairman and CEO of Cash Systems, Inc. from 2005 – 2008

VICI

* Denotes Chair of Board of Directors
1. As of May 1, 2019.
2. Opted out of the Maryland Unsolicited Takeover Act.

20

STRONG CORPORATE GOVERNANCE HIGHLIGHTED BY INDEPENDENCE FROM TENANTS Overlapping P P Directors with Te n a n t 0 4 0 Parent / Tenant P C o m p a n y 1 2 O w n e r s h i p 0% 69% 5% Independent P C h a i r m a n Yes No No Separation of P P Chairman & CEO R o l e Yes Yes No P P P Staggered Board? No3 No No Source: Company filings 1. Per MGP press release on April 1, 2019. 2. Includes Mr. Carlino (11.2 million shares) ownership. Based on 215.0 million shares outstanding as of April 5, 2019. 3. Opted out of MUTA. 21

Appendix

HIGH QUALITY REAL ESTATE ANCHORED BY ICONIC ASSETS


Caesars Palace Las Vegas
Harrah's Las Vegas
Horseshoe Hammond
Harrah's Gulf Coast
Bally's Atlantic City
Harrah's Philadelphia
Harvey's Lake Tahoe
Harrah's Metropolis


Lake Tahoe / Reno
Las Vegas
Laughlin
Council Bluffs
North Kansas City
Joliet / Hammond
Detroit
Cincinnati
Louisville
Metropolis
Tunica Resorts / Robinsonville
Bossier City
Biloxi
New Orleans
Philadelphia
Atlantic City

★ CURRENT PORTFOLIO

★ PENDING ACQUISITIONS

★ OWNED GOLF COURSES
Cascata, Boulder City, NV
Rio Secco, Henderson, NV
Grand Bear, Harrison County, MS
Chariot Run, Laconia, IN

★ DESIGNATED PUT-CALL PROPERTIES
Indiana Grand, Centaur[4]
Hoosier Park, Centaur[4]
Caesars Forum Convention Center

★ DESIGNATED ROFR PROPERTIES[5]
Bally's Las Vegas
Flamingo Las Vegas
Paris Las Vegas
Planet Hollywood
The LINQ
Horseshoe Baltimore

Combined Eldorado and Caesars (24 assets)

- ★ Caesars Palace Las Vegas & Octavius Tower
- ★ Harrah's Las Vegas
- ★ Harrah's Laughlin[1]
- ★ Harrah's Reno
- ★ Harvey's Lake Tahoe
- ★ Harrah's Lake Tahoe
- ★ Harrah's North Kansas City
- ★ Harrah's Metropolis
- ★ Harrah's Council Bluffs
- ★ Horseshoe Council Bluffs
- ★ Harrah's Joliet
- ★ Horseshoe Hammond
- ★ Harrah's Philadelphia
- ★ Bally's Atlantic City
- ★ Caesars Atlantic City
- ★ Harrah's Atlantic City[1]
- ★ Horseshoe Southern Indiana
- ★ Bluegrass Downs
- ★ Harrah's Gulf Coast
- ★ Tunica Roadhouse Hotel
- ★ Horseshoe Tunica
- ★ Horseshoe Bossier City
- ★ Louisiana Downs
- ★ Harrah's New Orleans[1]

Penn National Gaming (2 assets)

- ★ Margaritaville Bossier City
- ★ Greektown Casino

Hard Rock (1 asset)

- ★ JACK Cincinnati Casino

Century Casinos (3 assets)[2]

- ★ Isle Casino Cape Girardeau
- ★ Lady Luck Casino Caruthersville
- ★ Mountaineer Casino, Racetrack & Resort

JACK Entertainment (2 assets)[3]

- ★ JACK Cleveland Casino
- ★ JACK Thistledown Racino

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions and/or the Eldorado/Caesars Combination will be consummated on the terms or time frames contemplated, or at all.

1. On June 24, 2019, the Company announced that it will enter into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the MTA Properties; subsequently, on September 26, 2019, the Company announced that it had entered into Purchase and Sale Agreements with respect to the MTA Properties.
2. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio.
3. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.
4. The put/call option on Harrah's Hoosier Park and Indiana Grand Racing & Casino (13.0x call/12.5x put) can be exercised between January 1, 2022 and December 31, 2024.
5. With respect to the ROFR assets in Las Vegas, the first will be selected among the following: Flamingo Las Vegas, Bally's Las Vegas, Paris Las Vegas and Planet Hollywood Resort & Casino, with the second to be one of the previous four plus the LINQ Hotel & Casino. The combined ERI/CZR entity will not have a contractual obligation to sell the properties subject to the ROFRs and will make independent financial decisions regarding whether to trigger the ROFRs.

VICI

23

SHAREHOLDER BASE TRANSFORMATION VICI is Successfully Transforming its Shareholder Base From Foundational Ownership to Institutional REIT, Index & Other Long-Term Holders Leading to a Dedicated Long Term Shareholder Ownership Base Steadily eliminated a sizable equity overhang by successfully reducing ownership by foundational investors, while increasing equity market cap by +129.2% and delivering shareholders total returns of +32.7%, outperforming the RMZ by over +2,153 bps since spin-off1 $12,000 June 2019 Public Offering November 2018 ($21.50) $11,000 22% 26% Secondary Offering ($21.00) $10,000 32% 44% 8% $9,000 16% 18% February 2018 IPO 52% 60% ($20.00) $8,000 100% $7,000 21% November 2017 22% ($MM)Cap Market Private Placement 70% $6,000 ($18.50) 17% 58% 50% $5,000 35% 26% 23% $4,000 $3,000 10/6/2017 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/19 Foundational Investors Index Institutional / REIT Investors Market Cap ($MM) Source: Ipreo Holdings Data, and 13-F filings 1. VICI share price as of October 18, 2017 ($18.50) through September 30, 2019 ($22.65). 24

BALANCE SHEET POSITIONED FOR GROWTH

Capitalization Summary

(Data as of September 30, 2019 unless otherwise indicated)

$ and shares in millions	3Q'19
Revolving Credit Facility ($1,000 million capacity)[1]	$0
Term Loan B Facility	2,100
Second Lien Notes	498
Total Non-CPLV	**2,598**
CPLV CMBS Debt	1,550
Total Debt	**4,148**
Cash and Cash Equivalents & Short Term Investments	(774)
Net Debt	**$3,374**
Total Common Shares Outstanding	461.0
LTM September 30, 2019 Adjusted EBITDA	806
Total Leverage Ratio	**5.1x**
Net Leverage Ratio	**4.2x**

Disciplined Balance Sheet Management[2]



Net Leverage Ratio progression
8.4x
6.5x
4.7x
3.8x
Emergence
Initial HLV Acquisition
Post-IPO
LTM Q3 2019
Leverage Target: 5.0x – 5.5x
3.8x Interest Coverage Ratio[3]

Fixed / Floating Composition[4]



Variable Rate, 2%
Fixed Rate, 98%

VICI

1. On May 15, 2019, the Company announced an amendment to the Credit Agreement dated December 22, 2017, by and among VICI Properties 1 LLC, as borrower, each lender party thereto, and Goldman Sachs Bank USA, as administrative agent (as amended), increasing the availability under the revolving credit facility from $400 million to $1.0 billion.
2. Net Leverage Ratio calculated as Net Debt divided by Adjusted EBITDA. Emergence Net Leverage Ratio calculated based on $5.2 billion Net Debt and $618 million Adjusted EBITDA ($631 million 2016 PF Adj. EBITDA at Formation further adjusted for incremental estimated independent company G&A of $13 million). Initial HLV Acquisition Net Leverage Ratio calculated based on $4.8 billion Net Debt and $711 million Adjusted EBITDA ($724 million 2016 PF Adj. EBITDA further adjusted for incremental estimated independent company G&A of $13 million). See Appendix to this presentation for the definition and reconciliation to the most comparable GAAP financial measure.
3. Calculated as $806 million LTM Q3 2019 Adjusted EBITDA divided by $212 million cash interest expense. See "Reconciliation from GAAP to Non-GAAP Financial Measures" in the Appendix for additional information, including the definition and reconciliation to the most comparable GAAP financial measure.
4. Reflects interest rate swap transactions entered into on April 24, 2018 and January 3, 2019.

25

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY

	Non-CPLV & Joliet (2 Leases)[1]	Pro Forma Non-CPLV Mas Lease & Joliet Lease[2]	Caesars Palace Las Vegas[3]	Harrah's Las Vegas	Pro Forma Las Vegas Master Lease[2]
Properties Subject to Lease	18 Non-CPLV Properties & Harrah's Joliet	18 Non-CPLV Properties, Harrah's Joliet, MTA Properties	CPLV	HLV	CPLV and HLV
Initial Cash Rent	$493.9 Million	$647.3 Million	$200.0 Million	$87.4 Million	$385.9 Million
Current Cash Rent	$501.0 Million	$655.0 Million	$204.4 Million	$88.3 Million	$391.2 Million
Current Lease Year	Nov. 1, 2018 – Oct. 30, 2019	No Change	Nov. 1, 2018 – Oct. 30, 2019	Jan. 1, 2019 – Dec. 31, 2019	Same as existing Caesars Palace Las Vegas Lease
Annual Escalator	1.5% in years 2-5 >2% / change in CPI thereafter	No Change	>2% / change in CPI beginning in year 2	1% per year for years 2 – 5 and >2% / change in CPI thereafter	>2% / change in CPI
EBITDAR Coverage Floor[4]	1.2x beginning in year 8	None	1.7x beginning in year 8	1.6x beginning in year 6	None
Rent Adjustment[5]	Year 8: 70% Base / 30% Variable Year 11: 80% Base / 20% Variable	Year 8: 70% Base / 30% Variable Year 11 & 16: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8, 11 & 16: 80% Base / 20% Variable
Variable Rent Adjustment Mechanic[5]	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7	4% of revenue increase/decrease Year 8: Year 7 less year 0 Year 11: Year 10 less year 7	4% of revenue increase/decrease Year 8: Avg. of years 5-7 less avg. of years 0-2 Year 11: Avg. of years 8-10 less avg. of years 5-7 Year 16: Avg. of years 13-15 less avg. of years 8-10
Term	15-year initial term with four 5-year renewal options	Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination	15-year initial term with four 5-year renewal options		Initial term extended to expire 15-years following closing of the Eldorado/Caesars Combination
Guarantee	Caesars	Eldorado/Caesars	Caesars	Caesars Resorts Collection	Eldorado/Caesars
Capex	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	Existing capex requirements to be increased in proportion to the overall increase in tenant's net revenue arising from the new properties (measured prior to closing)	$350mm required over rolling 3-year period at $100mm minimum per year ($84mm allocated to CPLV, $255mm allocated to Non-CPLV and $11mm allocated by the tenant)	$171 Million between 2017 and 2021; Capex at 1% of net revenue thereafter	No Change

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. The Eldorado Transaction is also subject to the consummation of the Eldorado/Caesars Combination. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. Cash rent amounts are presented prior to accounting for the portion of rent payable to the 20% JV partner at Harrah's Joliet. After adjusting for the portion of rent payable to the 20% JV partner, Initial Cash Rent and Current Cash Rent are $486.0 million and $493.0 million, respectively. The information in this column does not reflect the modifications to the Caesars Lease Agreements contemplated in connection with the closing of the Eldorado Transaction.
2. Non-CPLV Master Lease reflects $154mm of rent from the pending acquisition of the MTA Properties; Las Vegas Master Lease reflects $98.5mm incremental rent from CPLV and HLV lease modifications, resulting from the Eldorado Transaction.
3. Initial CPLV cash rent of $165 million, which is subject to annual escalators, as well as Octavius Tower cash rent of $35 million, which is not subject to annual escalators. The information in this column does not reflect the modifications to the Caesars Lease Agreements contemplated in connection with the closing of the Eldorado Transaction.
4. In the event that the EBITDAR to Rent Ratio coverage is below the stated floor, the Escalator of the respective Caesars Lease Agreements will be reduced to such amount to achieve the stated EBITDAR to Rent Ratio coverage, provided that the amount shall never result in a decrease to the prior year's rent. The EBITDAR to Rent Ratio floor is conditioned upon obtaining a favorable private letter ruling from the Internal Revenue Service. The coverage floors, which coverage floors serve to reduce the rent escalators under the Caesars Lease Agreements in the event that the EBITDAR to Rent Ratio coverage is below the stated floor, will be removed upon execution of the amendments to the Caesars Lease Agreements in connection with the closing of the transaction with Eldorado.
5. Rent adjustments in the Pro Forma Non-CPLV Master Lease, Joliet Lease and Pro Forma Las Vegas Master Lease occur in lease years based on a lease commencement date of October 6, 2017.

VICI

26

MASTER LEASE AGREEMENTS: TRIPLE NET STRUCTURE PROVIDES SECURITY & EARNINGS PREDICTABILITY (CONT'D)

	Margaritaville Bossier City	Greektown	JACK Cincinnati	Century Master Lease[1]	JACK Cleveland/Thistledown Master Lease[2]
Initial Cash Rent	$23.2 Million	$55.6 Million	$42.8 Million	$25.0 Million	$65.9 Million
Current Cash Rent	$23.2 Million	$55.6 Million	$42.8 Million	$25.0 Million	$65.9 Million
Current Lease Year	Jan. 2, 2019 – Jan. 31, 2020	May 23, 2019 – May 31, 2020	Sept. 20, 2019 – Sept. 30, 2020	*Expected Close Q4 2019*	*Expected Close Q1 2020*
Annual Escalator	2% for Building Base Rent ($17.2 Million)	2% for Building Base Rent ($42.8 Million)	1.5% in years 2-4 2.0% / CPI thereafter	1.0% in years 2-3 1.25% / CPI thereafter[3]	1.0% in years 2-3 1.5% in years 4-6 > 1.5% / CPI thereafter[4]
EBITDAR Coverage Floor	1.9x beginning in year 2	1.85x beginning in year 2	None	Net Revenue to Rent Minimum Coverage Ratio: 7.5x beginning in year 6	Net Revenue to Rent Minimum Coverage Ratio: 4.9x beginning in year 5
Rent Adjustment	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Percentage (Variable) Rent adjusts every 2 years beginning in year 3	Year 8: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable	Year 8 & 11: 80% Base / 20% Variable
Variable Rent Adjustment Mechanic	4% of the average net revenues for trailing 2-year period less threshold amount	4% of the average net revenues for trailing 2-year period less threshold amount	<u>4% of revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3	<u>4% of net revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7	<u>4% of net revenue increase/decrease</u> Year 8: Avg. of years 5-7 less avg. of years 1-3 Year 11: Avg. of years 8-10 less avg. of years 5-7
Term	15-year initial term with four 5-year renewal options				
Guarantee	Penn National Gaming	Penn National Gaming	Seminole Hard Rock Entertainment, Inc.	Century Casinos, Inc.	Rock Ohio Ventures LLC
Capex	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenue based on a four-year average	Minimum 1% of Net Revenues	Minimum 1% of Net Gaming Revenue on a rolling three-year basis for each individual facility; 1% of Net Gaming Revenue per fiscal year for the facilities collectively	Initial minimum of $30 million in first 3 years; 1% of Net Revenues beginning in lease year 4, based on a rolling three-year basis[5]

Note: Acquisitions pending completion are subject to customary closing conditions and regulatory approvals. We can provide no assurances that the pending acquisitions will be consummated on the terms or time frames contemplated, or at all.

1. On June 17, 2019, the Company announced that it entered into definitive agreements pursuant to which the Company will acquire the land and real estate assets associated with the Century Portfolio.
2. On October 28, 2019, the Company announced that it entered into a definitive agreement pursuant to which the Company will acquire the casino-entitled land and real estate and related assets associated with JACK Cleveland/Thistledown.
3. Commencing in lease year 6, escalation subject to net revenue to rent minimum coverage ratio of 7.5x, a 14.5% decrease from underwritten net revenues, such that in the event the gross revenue-based rent coverage ratio is below the stated floor, the escalator will be reduced to 0.75%.
4. In any lease year (commencing in lease year 5) if the escalator will cause the minimum rent coverage ratio (based on a ratio of net revenue to rent) to be less than 4.90:1.00, there will be no escalation in rent for such lease year. Annual escalation capped at 2.5%.
5. Minimum of $30 million includes amounts spent on gaming equipment and the May Company Garage from the period commencing April 1, 2019 until December 31, 2022. 25% of JACK Entertainment's expenditures on gaming equipment may be credited towards the minimum capex requirements in lease years 4-10.

VICI

27

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES

The following table reconciles net income to FFO, AFFO and Adjusted EBITDA, and Net Debt to Adjusted EBITDA less incremental G&A for the periods presented.

($ in millions)	At Formation[1] – YE December 31, 2016	Post-HLV – YE December 31, 2017[1]	Post-IPO – YE December 31, 2017[1]	Twelve Months Ended September 30, 2019
Net Income attributable to common stockholders	**$421**	**$583**	**$583**	**$590**
Real estate depreciation	–	–	–	–
Funds From Operations ("FFO")	**$421**	**$583**	**$583**	**$590**
Direct financing and sales-type lease adjustments attributable to common stockholders[2]	(52)	(57)	(57)	(8)
Transaction and acquisition expenses	–	–	–	5
Non-cash stock-based compensation	–	–	–	5
Amortization of debt issuance costs and original issue discount	–	6	6	20
Other depreciation[3]	2	2	2	4
Capital expenditures	–	–	–	(2)
AFFO	**$372**	**$534**	**$534**	**$613**
Interest expense, net	257	189	189	192
Income tax expense / (benefit)	2	2	2	2
Adjusted EBITDA	**$631**	**$724**	**$724**	**$806**
Incremental G&A[4]	13	13	13	–
Annualized Adjusted EBITDA less incremental G&A[5]	**$618**	**$711**	**$711**	**$806**
Total debt (Including Preferred Equity[6])	5,217	4,817	4,148	4,148
Cash and cash equivalents[7]	56	184	801	774
Net Debt	**$5,161**	**$4,633**	**$3,347**	**$3,374**
Net Debt to Adjusted EBITDA less incremental G&A	**8.4x**	**6.5x**	**4.7x**	**4.2x**

1. Pro forma for Formation Transactions following Emergence as described in the Prospectus dated January 31, 2018 relating to the Company's initial public offering. For further information, see p.62 thereof, "Unaudited Pro Forma Combined Condensed Financial Information".
2. Represents the non-cash adjustment to recognize fixed amounts due under the Lease Agreements on an effective interest basis at a constant rate of return over the terms of the leases.
3. Represents depreciation related to our golf course operations.
4. Represents midpoint of $12 million to $14 million estimate of general and administrative costs on a consolidated basis, including costs of operating as an independent company, incremental to the $11 million of general and administrative expenses reflected in unaudited pro forma combined statement of operations for the year ended December 31, 2016.
5. Annualized Adjusted EBITDA calculated by taking the quarterly EBITDA value less incremental G&A multiplied by 4. Annualized Adjusted EBITDA for Twelve Months Ended September 30, 2019 represents the last four quarterly EBITDA values.
6. Includes 12 million shares of Series A Preferred Equity with an aggregate liquidation preference of $300.0 million held by certain of CEOC's creditors and backstop investors. Preferred Equity is no longer outstanding.
7. Cash and Cash Equivalents for the Post-IPO period includes $184 million of cash available on December 31, 2017, per the Form 10-K filed on March 28, 2018, plus $617 million of remaining cash proceeds generated from the completion of the Company's initial public offering. Includes Short Term Investments and excludes Restricted Cash.

VICI

28

RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES The following table reconciles net income to FFO, AFFO and Adjusted EBITDA. Three Months Ended Twelve Months Ended ($ in millions) September 30, 2019 June 30, 2019 March 31, 2019 December 31, 2018 September 30, 2019 Net income attributable to common stockholders $144 $152 $151 $143 $590 Real estate depreciation - - - - - Funds From Operations ("FFO") $144 $152 $151 $143 $590 Direct financing and sales-type lease adjustments 3 (2) (2) (6) (8) attributable to common stockholders Transaction and acquisition expenses 1 3 1 0 5 Non-cash stock-based compensation 1 1 1 1 5 Amortization of debt issuance costs and original issue 15 2 1 1 20 discount Other depreciation1 1 1 1 1 4 Capital expenditures (1) (0) (1) (0) (2) Adjusted Funds From Operations ("AFFO") $165 $157 $152 $140 $613 Interest expense, net 47 49 47 49 192 Income tax expense / (benefit) 0 1 1 1 2 Adjusted EBITDA $212 $206 $199 $189 $806 1. Represents depreciation related to our golf course operations. 29

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES FFO is a non-GAAP financial measure that is considered a supplemental measure for the real estate industry and a supplement to GAAP measures. Consistent with the definition used by The National Association of Real Estate Investment Trusts (“NAREIT”), we define FFO as net income (or loss) (computed in accordance with GAAP) excluding (i) gains (or losses) from sales of certain real estate assets, (ii) depreciation and amortization related to real estate, (iii) gains and losses from change in control and (iv) impairment write- downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is a non-GAAP financial measure that we use as a supplemental operating measure to evaluate our performance. We calculate AFFO by adding or subtracting from FFO direct financing and sales-type lease adjustments, transaction costs incurred in connection with the acquisition of real estate investments, non-cash stock-based compensation expense, amortization of debt issuance costs and original issue discount, other non-cash interest expense, non-real estate depreciation (which is comprised of the depreciation related to our golf course operations), capital expenditures (which are comprised of additions to property, plant and equipment related to our golf course operations), impairment charges related to non-depreciable real estate and gains (or losses) on debt extinguishment. We calculate Adjusted EBITDA by adding or subtracting from AFFO interest expense and interest income (collectively, interest expense, net) and income tax expense. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that FFO, AFFO and Adjusted EBITDA, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. Our presentation of these measures does not replace the presentation of our financial results in accordance with GAAP. 30